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                               i-STAT CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT


                      1. Grant of Option. i-STAT Corporation, a Delaware corporation (the "Company"), hereby grants to William P. Moffitt (the "Employee"), an option (the "Option"), pursuant to the Company's 1985 Stock Option Plan (the "Plan"), to purchase up to an aggregate of 200,000 shares (the "Shares") of Common Stock, $.15 par value per share ("Common Stock"), of the Company at a price of $16.75 per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

                      2. Exercise of Option and Provisions for Termination.

                               (a) Exercisability of Option. The Option shall
become fully exercisable immediately after the close of business on January 22, 2003. In addition, if Employee's employ with the Company ceases by virtue of Sections 6.2(b), 6.3(a), 6.3(c) or 6.3(d) of that certain Employment Agreement between Employee and the Company of even date herewith, as of the date of such cessation the Option may be exercised with respect to the greater of (i) one-half of the Shares or (ii) that number of Shares which bears the same proportion to all the Shares as the number of days elapsed between the date hereof to the date of such cessation bears to 1,825.

                               (b) Expiration Date. Except as otherwise provided
in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of January 23, 1998 (the "Date of Grant").

                               (c) Exercise Procedure. Subject to the conditions
set forth in this Agreement, the Option shall be exercised by the Employee's delivery of written notice of exercise to the chief financial officer of the Company, specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the chief financial officer of the Company of such written notice
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together with the required payment. The Employee may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than ten whole Shares.

                               (d) Continuous Employment Required. Except as
otherwise provided in this Section 2, the Option may not be exercised unless the Employee, at the time he exercises the Option, is, and has been at all times since the Date of Grant of the Option, an employee of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of this Agreement, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if the Option shall be assumed or a new option substituted therefor in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended (the "Code") applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Agreement to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

                               (e) Termination of Employment. If the Employee
ceases to be employed by the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "Cause", as defined in the Employment Agreement between Employee and the Company of even date herewith (the "Employment Agreement"), the right to exercise the Option shall terminate three months after such cessation (but in no event after the Expiration Date).

                               (f) Exercise Period Upon Death or Disability. If
the Employee dies or becomes disabled (as defined in Section 22(e)(3) of the Code) prior to the Expiration Date, while he is an employee of the Company, a Parent Corporation or a Subsidiary, or if the Employee dies within three months after the Employee ceases to be an employee of any of the foregoing entities, the Option shall be exercisable, within the period of one year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee, the Employee's legal representative (in the event of legal incapacity) or by the person to whom the Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Employee", as used in this Agreement, shall be deemed to include the estate of the Employee, or any person who acquires the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Employee.


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                               (g) Discharge for Cause. If the Employee, prior
to the Expiration Date, ceases his employment with the Company, a Parent Corporation or a Subsidiary because he is discharged for Cause, the right to exercise the Option shall terminate immediately upon such cessation of employment.

                      3. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon exercise of the Option shall be made by delivery to the Company of (i) cash or a check to the order of the Company, (ii) with the consent of the Company, Common Stock or (iii) with the consent of the Company, options to purchase Common Stock, in each case in an amount equal to the aggregate Exercise Price of such Shares. For purposes of the preceding sentence, (x) Common Stock shall be valued at its fair market value as determined by the Company's Board of Directors, and (y) options to purchase Common Stock shall be valued at the excess of the fair market value of the shares subject to the options as determined by the Company's Board of Directors over the exercise price of such options.

                      4. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

                      5. Non-transferability of Option. Except as provided in subsection (f) of Section 2, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.


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                      6. No Special Employment Rights. Nothing contained in the
Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment of the Employee for the period within which the Option may be exercised.

                      7. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 8 or 9 of this Agreement.

                      8. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Shares to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total price applicable to the unexercised portion of the Option, and a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of the Option or a grant of additional benefits to the Employee.

                      9. Reorganization or Change in Control of the Company.

                      (a) Reorganization. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, or
(iii) of a reorganization or liquidation of the Company, prior to the Expiration Date, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Employee as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such


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substitution over the purchase price thereof, or (y) upon written notice to the
Employee, provide that the Option must be exercised within a specified number of days of the date of such notice or it will be terminated. In any case, the Board of Directors may, in its discretion, accelerate the exercise date of the Option; provided, however, that paragraph (b) below shall govern acceleration of options with respect to the events described in clauses (i), (ii) and (iii) of such paragraph.

                      (b) Change in Control. In case, prior to the Expiration Date, of (i) any consolidation or merger involving the Company, if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the shares of Common Stock immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is not, on April 21, 1995, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, the Option shall immediately become exercisable with respect to 100% of the Common Stock subject to the Option.

                      10. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

                      11. Acknowledgement and Legend.

                               (a) The Employee acknowledges and agrees that (i)
because of his position with the Company, the Employee may be deemed to be an "affiliate" thereof (as such term is defined in Rule 144 promulgated under the Securities Act); (ii) the resale by an affiliate of the Company of the Shares acquired upon any exercise of the Option is restricted by law, notwithstanding any registration of the Shares on Form S-8 (or similar successor form) promulgated under the Securities Act; (iii) any resale of the Shares by an affiliate of the Company pursuant to said Rule 144 would be subject to the volume

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limitations contained in paragraph (e) thereof; and (iv) the Employee will not sell such Shares in violation of Rule 144(e) or any other rule or regulation under the Securities Act.

                               (b) Legend on Stock Certificates. So long as the
Employee remains an affiliate of the Company, all stock certificates representing Shares issued to the Employee upon exercise of the Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

                      "The Shares of stock represented by this certificate are subject to the volume limitations of Rule 144(e) promulgated under the Securities Act of 1933, as amended."

                      By making payment upon exercise of the Option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

                      12. Miscellaneous.

                      (a) This Agreement and any instruments delivered pursuant to this Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

                      (b) This Agreement shall extend to, be binding upon and inure to the benefit of the Employee, his legal representatives, heirs, successors and assigns (subject, however, to the limitations set forth herein with respect to the assignment of the Option or rights herein) and upon the Company, its successors and assigns regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

                      (c) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement shall be valid unless in writing and signed by both parties.

                      (d) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or any other duty, term or condition of this Agreement.


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                      (e) All notices pursuant to this Agreement shall be in
writing and shall be sent by prepaid certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names below or to such other addresses as may hereafter be specified by like notice in writing by either of the parties and shall be deemed given three days after mailing in accordance with the foregoing.

                      (f) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.


Date of Grant:                             i-STAT CORPORATION


January 23,1998                By:______________________________________________
                                  Name:  Curtis J. Crawford
                                  Title: Chairman of the Board

                               Address:  303 College Road East
                                         Princeton, New Jersey 08540

                              EMPLOYEE'S ACCEPTANCE

                      The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1985 Stock Option Plan.

                               EMPLOYEE



                               ________________________________________________
                               Address:    412 Ramsey Road
                                           Yardley, PA 19067


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